Exhibit 32

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In  connection  with the Quarterly  Report on Form 10-Q of  Cooperative
Bankshares, Inc. (the "Company") as filed with the Securities and Exchange Commission on August 11, 2004 (the "Report"), I, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                               By: /s/ Frederick Willetts, III
                                   ---------------------------------------------
                                   Frederick Willetts, III
                                   Title:  President and Chief Executive Officer




                               By: /s/ Todd L. Sammons
                                   ---------------------------------------------
                                   Todd L. Sammons
                                   Title: Senior Vice President and
                                             Chief Financial Officer


Date: November 9, 2004